PHOENIX EQUITY TRUST
                        PHOENIX WORLDWIDE STRATEGIES FUND

    Supplement dated March 16, 2006 to the Prospectus dated October 31, 2005, as supplemented January 11, 2006 and February 17, 2006
        and Statement of Additional Information dated October 31, 2005, as supplemented January 11, 2006

IMPORTANT NOTICE TO INVESTORS

Phoenix Equity Trust has recently adopted a security lending policy and procedures for Phoenix Worldwide Strategies Fund (the "Fund"). The following sections are hereby added as described below:

On page 42 of the Prospectus, in the section "Additional Investment Techniques," the following subsection is added:

     SECURITIES LENDING

     Worldwide Strategies Fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

On page 3 of the Statement of Additional Information in the section "Investment Techniques and Risks" the following subsection is added:

     SECURITIES LENDING

     In order to increase its return on investments, Worldwide Strategies Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of the Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market) daily and made only to borrowers considered by the subadviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of collateral if the borrower fails financially.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 691/WWS SecLend (03/06)